                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.   ESL PARTNERS, L.P.

Item                                Information

Name:                               ESL Partners, L.P.

Address:                            1170 Kane Concourse, Suite 200,
                                    Bay Harbor Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring             December 30, 2015
Statement (Month/Day/Year):

Issuer Name and Ticker or           Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original         Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:     RBS Partners, L.P.
                                    Its:    General Partner

                                    By:     ESL Investments, Inc.
                                    Its:    General Partner

                                    By:     /s/ Edward S. Lampert
                                            -----------------------------
                                    Name:   Edward S. Lampert
                                    Title:  Chief Executive Officer
                                    Date:   January 4, 2016

2.   SPE I PARTNERS, LP

Item                                Information

Name:                               SPE I Partners, LP

Address:                            1170 Kane Concourse, Suite 200,
                                    Bay Harbor Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring             December 30, 2015
Statement (Month/Day/Year):

Issuer Name and Ticker or           Lands' End, Inc. [LE]
Trading  Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original         Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:     RBS Partners, L.P.
                                    Its:    General Partner

                                    By:     ESL Investments, Inc.
                                    Its:    General Partner

                                    By:     /s/ Edward S. Lampert
                                            -----------------------------
                                    Name:   Edward S. Lampert
                                    Title:  Chief Executive Officer
                                    Date:   January 4, 2016

3.   SPE MASTER I, LP

Item                                Information

Name:                               SPE Master I, LP

Address:                            1170 Kane Concourse, Suite 200,
                                    Bay Harbor Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring             December 30, 2015
Statement (Month/Day/Year):

Issuer Name and Ticker or           Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original         Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:     RBS Partners, L.P.
                                    Its:    General Partner

                                    By:     ESL Investments, Inc.
                                    Its:    General Partner

                                    By:     /s/ Edward S. Lampert
                                            -----------------------------
                                    Name:   Edward S. Lampert
                                    Title:  Chief Executive Officer
                                    Date:   January 4, 2016

4.   RBS PARTNERS, L.P.

Item                                Information

Name:                               RBS Partners, L.P.

Address:                            1170 Kane Concourse, Suite 200,
                                    Bay Harbor Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring             December 30, 2015
Statement (Month/Day/Year):

Issuer Name and Ticker or           Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original         Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:     ESL Investments, Inc.
                                    Its:    General Partner

                                    By:     /s/ Edward S. Lampert
                                            -----------------------------
                                    Name:   Edward S. Lampert
                                    Title:  Chief Executive Officer
                                    Date:   January 4, 2016

5.   ESL INVESTMENTS, INC.

Item                                Information

Name:                               ESL Investments, Inc.

Address:                            1170 Kane Concourse, Suite 200,
                                    Bay Harbor Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring             December 30, 2015
Statement (Month/Day/Year):

Issuer Name and Ticker or           Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original         Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:
                                    By:     /s/ Edward S. Lampert
                                            -----------------------------
                                    Name:   Edward S. Lampert
                                    Title:  Chief Executive Officer
                                    Date:   January 4, 2016